EXHIBIT 99. 1

Annual Stockholders Meeting February 2, 2006 Kevin Benson, President and CEO

The following presentation may contain forward-looking statements. Although such statements reflect our current reasonable judgment regarding the direction of our business, actual results may differ materially from those projected here. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You can find information on the risk factors concerning why the actual results might differ from statements made today in our documents filed with the Securities and Exchange Commission. Forward-Looking Statement

Three Years of Change Detailed plan, carefully orchestrated steps ( See Appendix for reconciliation of non-GAAP financial measures ) ( $ in millions)

Orchestrated Steps Portfolio review sold

Returns To Shareholders Purchased and retired $85 million of stock Paid first quarterly dividend -- $60 million annualized Announced $200 million share buyback Feb. '05 Aug. '05 Jan. '06

Balance Sheet Investment grade rating Simplified portfolio

Largest provider of student transportation in North America

Industry Education Services More than 500,000 school buses on the road Laidlaw First Student Durham Atlantic STA Other District Operated 350,000 Outsourced

Changes Underway Education Services Costs rising Wages and benefits Legislative changes Seatbelts 2007 technology mandates

Scale Provides Opportunities Education Services 41,000 buses Best prices Optimize fleet costs Maximize economic life Vehicle maintenance Monitor bus/driver performance Refine recruitment/training methods Route planning Chassis life

Target District Operated Education Services Market to 350,000 school district operated buses

Leading provider of paratransit and municipal bus services

Municipal Transit Transit Services Huge industry moving local passengers 2.4 billion miles annually Roughly 25% outsourced, mostly paratransit

Operating Summary Transit Services Para Para Transit 0.74 Fixed Route 0.25 Other 0.01 74% 24% 2% Services Key Statistics 3,800 vehicles 130 contracts 26 states

Focus on Areas Transit Services Building management depth

Focus on Operational Improvements Transit Services Use technology to lower costs and increase efficiencies

North America's largest provider inter-city bus transportation

Headlines Greyhound "A change was needed at Greyhound....." Star-Telegram, June 26, 2003 "Greyhound is Laidlaw's achilles' heel." Jeff Kauffman, Fulcrum, January 27, 2004 "We no longer regard Greyhound as a risk... It is a significant source of value." Ian Zaffino, Oppenheimer & Co., January 12, 2006

Financial Performance Greyhound Tighter operating controls miles Passenger Miles (million) Passenger revenue (million) Reduced low yield miles and excess buses revenue 2003 2004 2005 3,600 3,300 3,700

Transformed Network Greyhound Before

Transformed Network Greyhound After

Transformed Network Greyhound Network - before and after

Financial Performance Greyhound Results show Revenue per passenger mile Average load mile

We Are Focused on Our Core Target Urban Consumer Students ....and what is important to our target Coolness Environ- ment Everyman Timeli- ness Value Fast Enjoyable

Radio Phase I Phase II Phase III Phase IV Fast/Enjoyable: SWIFT Advertising Billboard Print

Fast/Enjoyable: Relevant Radio Wanda Sykes Ranks among Entertainment Weekly's 25 Funniest People in America Comedian / Actress Author / Producer Adal Ramones Actor and comedian TV show host of Otro Rollo, televised in 53 countries

Fast/Enjoyable: Buses More comfortable seats Carpeted ceilings for noise control Foot rests, magazine straps and other amenities Features

Fast/Enjoyable: Drivers After Before

Fast/Enjoyable: Terminal Before After

Coolness: Simple Life Fox/Simple Life 3 13 Episodes #1 show on Fox for 18-34 and teens

Coolness: AND1 Streetball

Flex is on-target with Greyhound's Strategy #1 DJ in our largest market - New York Television Host: Ride with Funk Master Flex (Spike) All Muscle (ESPN 2) Influential with urban youth Customization of the Greyhound Bus Team will work with vendors for equipment needs Coolness: Funk Master Flex

Exterior ("Flex"terior) Strong Branding Web Linkage Connects Greyhound with Funk Master Flex Interior Leather Seating Couches Interactive Environment Coolness: Mobile Marketing Vehicle

Elevating Everything DVD

In Summary Laidlaw International Remarkable progress in three years LAIDLAW INTERNATIONAL REPORTS FIRST QUARTER FISCAL 2006 RESULTS EBITDA Increased 22% to $155 Million $200 Million Share Buyback Program Launched Updated Fiscal 2006 Guidance Quarterly Dividend of $0.15 per Share Declared NAPERVILLE, IL, January 5, 2006 -- Laidlaw International, Inc. (NYSE: LI), a holding company for North America's largest operators of school and inter-city bus transportation and a leading provider of public transit services, today reported financial results for its fiscal first quarter.............. For immediate release

Appendix Reconciliation of Non-GAAP Financial Measures ( $ in millions)